Exhibit 99.1

FTD Companies, Inc. Announces Executive Leadership Transition

Becky Sheehan, Chief Financial Officer to Leave the Company at Year-End

DOWNERS GROVE, Ill. — November 29, 2016 — FTD Companies, Inc. (Nasdaq: FTD) (“FTD” or the “Company”), a premier floral and gifting company, today announced an executive leadership transition with Becky A. Sheehan, Executive Vice President and Chief Financial Officer, leaving the Company on December 31, 2016 to pursue other opportunities. As a result of Ms. Sheehan’s departure, FTD’s Board of Directors will conduct a comprehensive executive search for the position of Chief Financial Officer.

“Becky has played an integral role in FTD’s growth and development over the last ten years, and on behalf of our board and management team, I want to thank her for her extensive contributions,” said Christopher W. Shean, FTD’s interim President and Chief Executive Officer. “Becky’s efforts and leadership have helped build a strong financial foundation for FTD as we move forward. We wish her well as she begins the next chapter in her career.”

“I am so fortunate to have been part of the growth and success of FTD over these past ten years and remain confident that FTD has a great future ahead,” commented Ms. Sheehan. “FTD has a tremendously talented team which provides a strong foundation for its future growth. Over the next month, I will work closely with Chris and the rest of our executive leadership and finance teams to ensure a smooth transition.”

In connection with today’s announcement the Company is not adjusting its guidance for fiscal year 2016, previously provided on November 7, 2016.

About FTD Companies, Inc.

FTD Companies, Inc. is a premier floral and gifting company. Through our diversified family of brands, we provide floral, specialty foods, gifts and related products to consumers primarily in the United States, Canada, the United Kingdom and the Republic of Ireland. We also provide floral products and services to retail florists and other retail locations throughout these same geographies. FTD has been delivering flowers since 1910 and the highly-recognized FTD® and Interflora® brands are supported by the iconic Mercury Man logo®, which is displayed in approximately 40,000 floral shops in nearly 150 countries. In addition to FTD and Interflora, our diversified portfolio of brands includes the following trademarks: ProFlowers®, ProPlants®, Shari's Berries®, Personal Creations®, RedEnvelope®, Flying Flowers®, Flowers Direct™, Ink Cards™, Postagram™ and Gifts.com™. FTD Companies, Inc. is headquartered in Downers Grove, Ill. For more information, please visit www.ftdcompanies.com.

Cautionary Information Regarding Forward-Looking Statements

This release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements about the Company’s strategies and future financial performance; statements regarding expected synergies and benefits of the Company’s acquisition of Provide Commerce; expectations about future business plans, prospective performance and opportunities, including potential acquisitions; revenues; segment metrics; operating expenses; market trends, including those in the

Exhibit 99.1

markets in which the Company competes; liquidity; cash flows and uses of cash; capital expenditures; depreciation and amortization; tax payments; foreign currency exchange rates; hedging arrangements; the Company’s ability to repay indebtedness and invest in initiatives; the Company’s products and services; pricing; marketing plans; competition; settlement of legal matters; and the impact of accounting changes and other pronouncements. Potential factors that could affect these forward-looking statements include, among others, the factors disclosed in the Company’s most recent Annual Report on Form 10-K and the Company’s other filings with the Securities and Exchange Commission (www.sec.gov), including, without limitation, information under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.” Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, we undertake no obligation to publicly release the results of any revision or update to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. In addition, the Company may not provide guidance of the type provided in this release in the future.

Contacts

Investor Relations:
Jandy Tomy
630-724-6984
ir@ftdi.com

Media Inquiries:

Amy Toosley

858-638-4648

pr@ftdi.com